CONSENT OF LARRY LEGEL, CPA

I have issued my auditor's report dated August 29, 2000, accompanying the financial statements of Triple A Homes, Inc. as of and for the period ended December 31, 1999 and my accountant's review report for the six months ended June 30, 2000 contained in the Registration Statement on Form SB-1 and Prospectus. I consent to the use of the aforementioned reports in the Registration Statement and Prospectus.


/s/ Larry Legel, CPA
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Fort Lauderdale, Florida
September 20, 2000


                              Exhibit Number 10.2